UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2009 (March 11, 2009)

SL GREEN REALTY CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13199	13-3956775
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue
New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 594-2700
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2009, the Board of Directors (the "Board") of SL Green Realty Corp. (the "Company") approved an amendment (the "Amendment") to Section 2.02 of Article II of the Company's Second Amended and Restated Bylaws, effective as of March 11, 2009.  The Amendment provides that, rather than being held in May, the annual meeting of stockholders of the Company shall be held during the 31-day period commencing on the 16th of May and ending on the 15th of June of each year, with the exact date and time to be set by the Board.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.2	Amendment #1 to the Second Amended and Restated Bylaws of SL Green Realty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

Date: March 13, 2009	By:	/s/ Gregory F. Hughes
Gregory F. Hughes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amendment #1 to the Second Amended and Restated Bylaws of SL Green Realty Corp.